CONSOLIDATED FINANCIAL STATEMENT
AT SEPTEMBER 30 OF 2004 AND 2003
(Thousands of Pesos)
REF S	CONCEPTS	QUARTER OF PRESENT FINANCIAL YEAR		QUARTER OF PREVIOUS FINANCIAL YEAR
		Amount	%	Amount	%
1	TOTAL ASSETS	32,222,219	100	32,054,400	100

2	CURRENT ASSETS	11,434,464	35	9,357,320	29
3	CASH AND SHORT-TERM INVESTMENTS	3,379,609	10	1,291,134	4
4	ACCOUNTS AND DOCUMENTS RECEIVABLE (NET)	2,417,001	8	2,487,639	8
5	OTHER ACCOUNTS AND DOCUMENTS RECEIVABLE	1,597,053	5	1,581,590	5
6	INVENTORIES	4,040,801	13	3,996,957	12
7	OTHER CURRENT ASSETS	-	-	-	-
8	LONG-TERM	599,362	2	770,842	2
9	ACCOUNTS AND DOCUMENTS RECEIVABLE (NET)	599,362	2	770,842	2
10	INVESTMENT IN SHARES OF SUBSIDIARIES AND NON-CONSOLIDATED ASSOCIATED	-	-	-	-
11	OTHER INVESTMENTS	-	-	-	-
12	PROPERTY, PLANT AND EQUIPMENT	18,253,833	57	19,911,706	62
13	PROPERTY	14,279,038	44	14,577,855	45
14	MACHINERY AND INDUSTRIAL EQUIPMENT (NET)	27,119,233	84	27,750,848	87
15	OTHER EQUIPMENT	-	-	-	-
16	ACCUMULATED DEPRECIATION	24,125,077	75	23,705,796	74
17	CONSTRUCTION IN PROGRESS	980,639	3	1,288,799	4
18	DEFERRED ASSETS (NET)	1,934,560	6	2,014,532	6
19	OTHER ASSETS	-	-	-	-
20	TOTAL LIABILITIES	24,107,262	100	23,088,866	100
21	CURRENT LIABILITIES	8,148,745	34	10,366,516	45
22	SUPPLIERS	2,234,972	9	2,144,530	9
23	BANK LOANS	2,439,174	10	4,859,953	21
24	STOCK MARKET LOANS	703,023	3	681,868	3
25	TAXES TO BE PAID	215,786	1	261,442	1
26	OTHER CURRENT LIABILITIES	2,555,790	11	2,418,723	10
27	LONG-TERM LIABILITIES	14,144,487	59	10,768,027	47
28	BANK LOANS	2,526,878	10	3,812,677	17
29	STOCK MARKET LOANS	11,617,609	48	6,955,350	30
30	OTHER LOANS	-	-	-	-
31	DEFERRED LOANS	286,819	1	419,152	2
32	OTHER LIABILITIES	1,527,211	6	1,535,171	7

33	CONSOLIDATED STOCK HOLDERS' EQUITY	8,114,957	100	8,965,534	100
34	MINORITY INTEREST	2,751,019	34	2,889,042	32
35	MAJORITY INTEREST	5,363,938	66	6,076,492	68
36	CONTRIBUTED CAPITAL	7,652,346	94	7,621,215	85
37	PAID-IN CAPITAL STOCK (NOMINAL)	324,000	4	324,000	4
38	RESTATEMENT OF PAID-IN CAPITAL STOCK	6,331,057	78	6,331,057	71
39	PREMIUM ON SALES OF SHARES	997,289	12	966,158	11
40	CONTRIBUTIONS FOR FUTURE CAPITAL INCREASES	-	-	-	-
41	CAPITAL INCREASE (DECREASE)	(2,288,408)	(28)	(1,544,723)	(17)
42	RETAINED EARNINGS AND CAPITAL RESERVE	16,275,944	201	16,436,519	183
43	REPURCHASE FUND OF SHARES	2,000,000	25	2,514,000	28
44	EXCESS (SHORTFALL) IN RESTATEMENT OF HOLDER'S EQUITY	(20,392,106)	(251)	(20,091,713)	(224)
45	NET INCOME FOR THE YEAR	(172,246)	(2)	(403,529)	(5)

CONSOLIDATED FINANCIAL STATEMENT
BREAKDOWN OF MAIN CONCEPTS
(Thousands of Pesos)
REF S	CONCEPTS	QUARTER OF PRESENT FINANCIAL YEAR		QUARTER OF PREVIOUS FINANCIAL YEAR
		Amount	%	Amount	%
3	CASH AND SHORT-TERM INVESTMENTS	3,379,609	100	1,291,134	100
46	CASH	301,707	9	406,938	32
47	SHORT-TERM INVESTMENTS	3,077,902	91	884,196	68

18	DEFERRED ASSETS (NET)	1,934,560	100	2,014,532	100
48	AMORTIZED OR REDEEMED EXPENSES	1,147,468	59	1,166,809	58
49	GOODWILL	787,092	41	847,723	42
50	DEFERRED TAXES	-	-	-	-
51	OTHERS	-	-	-	-

21	CURRENT LIABILITIES	8,148,745	100	10,366,516	100
52	FOREIGN CURRENCY LIABILITIES	5,241,772	64	7,445,302	72
53	MEXICAN PESOS LIABILITIES	2,906,973	36	2,921,214	28

24	STOCK MARKET LOANS	703,023	100	681,868	100
54	COMMERCIAL PAPER	703,023	100	681,868	100
55	CURRENT MATURITIES OF MEDIUM TERM NOTES	-	-	-	-
56	CURRENT MATURITIES OF BONDS	-	-	-	-

26	OTHER CURRENT LIABILITIES	2,555,790	100	2,418,723	100
57	OTHER CURRENT LIABILITIES WITH COST	-	-	-	-
58	OTHER CURRENT LIABILITIES WITHOUT COST	2,555,790	100	2,418,723	100

27	LONG-TERM LIABILITIES	14,144,487	100	10,768,027	100
59	FOREIGN CURRENCY LIABILITIES	11,494,648	81	4,079,626	38
60	MEXICAN PESOS LIABILITIES	2,649,839	19	6,688,401	62

29	STOCK MARKET LOANS	11,617,609	100	6,955,350	100
61	BONDS	-	-	-	-
62	MEDIUM TERM NOTES	11,617,609	100	6,955,350	100

30	OTHER LOANS	-	100	-	100
63	OTHER LOANS WITH COST	-	-	-	-
64	OTHER LOANS WITHOUT COST	-	-	-	-

31	DEFERRED LOANS	286,819	100	419,152	100
65	NEGATIVE GOODWILL	-	-	-	-
66	DEFERRED TAXES	286,819	100	419,152	100
67	OTHERS	-	-	-	-

32	OTHER LIABILITIES	1,527,211	100	1,535,171	100
68	RESERVES	1,413,162	93	1,404,033	91
69	OTHERS LIABILITIES	114,049	7	131,138	9

44	EXCESS (SHORTFALL) IN RESTATEMENT OF STOCK HOLDERS' EQUITY	(20,392,106)	100	(20,091,713)	100
70	ACCUMULATED INCOME DUE TO MONETARY POSITION	-	-	-	-
71	INCOME FROM NON-MONETARY POSITION ASSETS	(20,392,106)	100	(20,091,713)	100

CONSOLIDATED FINANCIAL STATEMENT
OTHER CONCEPTS
(Thousands of Pesos)
REF S	CONCEPTS	QUARTER OF PRESENT FINANCIAL YEAR	QUARTER OF PREVIOUS FINANCIAL YEAR
		Amount	Amount
72	WORKING CAPITAL	3,285,719	(1,009,196)
73	PENSIONS FUND AND SENIORITY PREMIUMS	542,311	418,195
74	EXECUTIVES (*)	354	356
75	EMPLOYEE (*)	5,212	5,507
76	WORKERS (*)	20,624	19,929
77	CIRCULATION SHARES (*)	300,646,810	300,646,810
78	REPURCHASED SHARES (*)	23,353,190	23,353,190

CONSOLIDATED EARNING STATEMENT
FROM JANUARY THE 1st TO SEPTEMBER 30 OF 2004 AND 2003
(Thousands of Pesos)
REF R	CONCEPTS	QUARTER OF PRESENT FINANCIAL YEAR		QUARTER OF PREVIOUS FINANCIAL YEAR
		Amount	%	Amount	%
1	NET SALES	19,570,301	100	19,352,439	100
2	COST OF SALES	14,404,473	74	14,010,025	72
3	GROSS INCOME	5,165,828	26	5,342,414	28
4	OPERATING EXPENSES	3,921,091	20	3,896,967	20
5	OPERATING INCOME	1,244,737	6	1,445,447	7
6	TOTAL FINANCING COST	1,240,544	6	1,542,985	8
7	INCOME AFTER FINANCING COST	4,193	0	(97,538)	(1)
8	OTHER FINANCIAL OPERATIONS	(175,517)	(1)	42,527	0
9	INCOME BEFORE TAXES AND WORKERS' PROFIT SHARING	179,710	1	(140,065)	(1)
10	RESERVE FOR TAXES AND WORKERS' PROFIT SHARING	243,917	1	114,063	1
11	NET INCOME AFTER TAXES AND WORKERS' PROFIT SHARING	(64,207)	(0)	(254,128)	(1)
12	SHARE IN NET INCOME OF SUBSIDIARIES AND NON-CONSOLIDATED ASSOCIATES	-	-	-	-
13	CONSOLIDATED NET INCOME OF CONTINUOUS	(64,207)	(0)	(254,128)	(1)
14	INCOME OF DISCONTINUOUS OPERATIONS	-	-	-	-
15	CONSOLIDATED NET INCOME BEFORE EXTRAORDINARY ITEMS	(64,207)	(0)	(254,128)	(1)
16	EXTRAORDINARY ITEMS NET EXPENSES (INCOME)	-	-	-	-
17	NET EFFECT AT THE BEGINNING OF THE YEAR BY CHANGES IN ACCOUNTING PRINCIPLES	-	-	-	-
18	NET CONSOLIDATED INCOME	(64,207)	(0)	(254,128)	(1)
19	NET INCOME OF MINORITY INTEREST	108,039	1	149,401	1
20	NET INCOME OF MAJORITY INTEREST	(172,246)	(1)	(403,529)	(2)

CONSOLIDATED EARNING STATEMENT
BREAKDOWN OF MAIN CONCEPTS
(Thousands of Pesos)
REF R	CONCEPTS	QUARTER OF PRESENT FINANCIAL YEAR		QUARTER OF PREVIOUS FINANCIAL YEAR
		Amount	%	Amount	%
1	NET SALES	19,570,301	100	19,352,439	100
21	DOMESTIC	13,943,147	71	14,251,617	74
22	FOREIGN	5,627,154	29	5,100,822	26
23	TRANSLATED INTO DOLLARS (***)	490,058	3	443,127	2

6	TOTAL FINANCING COST	1,240,544	100	1,542,985	100
24	INTEREST PAID	1,572,910	127	1,439,823	93
25	EXCHANGE LOSSES	235,307	19	601,524	39
26	INTEREST EARNED	91,565	7	145,993	9
27	EXCHANGE PROFITS	-	-	-	-
28	GAIN DUE TO MONETARY POSITION	(476,108)	(38)	(352,369)	(23)
42	LOSS IN UDI'S RESTATEMENT	-	-	-	-
43	GAIN IN UDI'S RESTATEMENT	-	-	-	-

8	OTHER FINANCIAL OPERATIONS	(175,517)	100	42,527	100
29	OTHER NET EXPENSES (INCOME) NET	(175,517)	100	42,527	100
30	(PROFIT) LOSS ON SALE OF OWN SHARES	-	-	-	-
31	(PROFIT) LOSS ON SALE OF SHORT-TERM INVESTMENTS	-	-	-	-

10	RESERVE FOR TAXES AND WORKERS' PROFIT SHARING	243,917	100	114,063	100
32	INCOME TAX	295,696	121	324,793	285
33	DEFERRED INCOME TAX	(138,146)	(57)	(271,945)	(238)
34	WORKERS' PROFIT SHARING	89,070	37	60,157	53
35	DEFERRED WORKERS' PROFIT SHARING	(2,703)	(1)	1,058	1

CONSOLIDATED EARNING STATEMENT
OTHER CONCEPTS
(Thousands of Pesos)
REF R	CONCEPTS	QUARTER OF PRESENT FINANCIAL YEAR	QUARTER OF PREVIOUS FINANCIAL YEAR
		Amount	Amount
36	TOTAL SALES	23,830,440	23,080,745
37	NET INCOME OF THE YEAR	-	-
38	NET SALES (**)	26,054,071	25,894,243
39	OPERATION INCOME (**)	1,712,113	1,746,048
40	NET INCOME OF MAJORITY INTEREST (**)	(353,163)	(516,513)
41	NET CONSOLIDATED INCOME (**)	(201,521)	(317,823)

CONSOLIDATED EARNING STATEMENT
FROM JANUARY THE 1st TO SEPTEMBER 30 OF 2004 AND 2003
(Thousands of Pesos)
REF R	CONCEPTS	QUARTER OF PRESENT FINANCIAL YEAR		QUARTER OF PREVIOUS FINANCIAL YEAR
		Amount	%	Amount	%
1	NET SALES	6,715,384	100	6,724,064	100
2	COST OF SALES	4,958,977	74	4,807,526	71
3	GROSS INCOME	1,756,407	26	1,916,538	29
4	OPERATING EXPENSES	1,313,420	20	1,322,521	20
5	OPERATING INCOME	442,987	7	594,017	9
6	TOTAL FINANCING COST	134,827	2	849,034	13
7	INCOME AFTER FINANCING COST	308,160	5	(255,017)	(4)
8	OTHER FINANCIAL OPERATIONS	81,444	1	(25,119)	(0)
9	INCOME BEFORE TAXES AND WORKERS' PROFIT SHARING	226,716	3	(229,898)	(3)
10	RESERVE FOR TAXES AND WORKERS' PROFIT SHARING	172,094	3	(88,211)	(1)
11	NET INCOME AFTER TAXES AND WORKERS' PROFIT SHARING	54,622	1	(141,687)	(2)
12	SHARE IN NET INCOME OF SUBSIDIARIES AND NON-CONSOLIDATED ASSOCIATES	-	-	-	-
13	CONSOLIDATED NET INCOME OF CONTINUOUS	54,622	1	(141,687)	(2)
14	INCOME OF DISCONTINUOUS OPERATIONS	-	-	-	-
15	CONSOLIDATED NET INCOME BEFORE EXTRAORDINARY ITEMS	54,622	1	(141,687)	(2)
16	EXTRAORDINARY ITEMS NET EXPENSES (INCOME)	-	-	-	-
17	NET EFFECT AT THE BEGINNING OF THE YEAR BY CHANGES IN ACCOUNTING PRINCIPLES	-	-	-	-
18	NET CONSOLIDATED INCOME	54,622	1	(141,687)	(2)
19	NET INCOME OF MINORITY INTEREST	52,781	1	27,370	0
20	NET INCOME OF MAJORITY INTEREST	1,841	0	(169,057)	(3)

CONSOLIDATED EARNING STATEMENT
BREAKDOWN OF MAIN CONCEPTS
(Thousands of Pesos)
REF R	CONCEPTS	QUARTER OF PRESENT FINANCIAL YEAR		QUARTER OF PREVIOUS FINANCIAL YEAR
		Amount	%	Amount	%
1	NET SALES	6,715,384	100	6,724,064	100
21	DOMESTIC	4,844,030	72	4,918,694	73
22	FOREIGN	1,871,354	28	1,805,370	27
23	TRANSLATED INTO DOLLARS (***)	163,717	2	156,311	2

6	TOTAL FINANCING COST	134,827	100	849,034	100
24	INTEREST PAID	562,962	418	482,837	57
25	EXCHANGE LOSSES	(204,027)	(151)	489,685	58
26	INTEREST EARNED	-	-	-	-
27	EXCHANGE PROFITS	42,459	31	65,386	8
28	GAIN DUE TO MONETARY POSITION	(181,649)	(135)	(58,102)	(7)
42	LOSS IN UDI'S RESTATEMENT	-	-	-	-
43	GAIN IN UDI'S RESTATEMENT	-	-	-	-

8	OTHER FINANCIAL OPERATIONS	81,444	100	(25,119)	100
29	OTHER NET EXPENSES (INCOME) NET	81,444	100	(25,119)	100
30	(PROFIT) LOSS ON SALE OF OWN SHARES	-	-	-	-
31	(PROFIT) LOSS ON SALE OF SHORT-TERM INVESTMENTS	-	-	-	-

10	RESERVE FOR TAXES AND WORKERS' PROFIT SHARING	172,094	100	(88,211)	100
32	INCOME TAX	98,790	57	121,267	(137)
33	DEFERRED INCOME TAX	43,055	25	(229,521)	260
34	WORKERS' PROFIT SHARING	33,636	20	19,691	(22)
35	DEFERRED WORKERS' PROFIT SHARING	(3,387)	(2)	352	(0)

CONSOLIDATED FINANCIAL STATEMENT
FROM JANUARY THE 1st TO SEPTEMBER 30 OF 2004 AND 2003
(Thousands of Pesos)
REF C	CONCEPTS	QUARTER OF PRESENT FINANCIAL YEAR	QUARTER OF PREVIOUS FINANCIAL YEAR
		Amount	Amount
1	CONSOLIDATED NET INCOME	(64,207)	(254,128)
2	+(-) ITEMS ADDED TO INCOME WHICH DO NOT REQUIRE USING CASH	1,457,765	1,445,552
3	CASH FLOW FROM NET INCOME OF THE YEAR	1,393,558	1,191,424
4	CASH FLOW FROM CHANGE IN WORKING CAPITAL	(443,430)	(575,372)
5	CASH GENERATED (USED) IN OPERATING ACTIVITIES	950,128	616,052
6	CASH FLOW FROM EXTERNAL FINANCING	1,189,120	(36,330)
7	CASH FLOW FROM INTERNAL FINANCING	(173,059)	(246,908)
8	CASH FLOW GENERATED (USED) BY FINANCING	1,016,061	(283,238)
9	CASH FLOW GENERATED (USED) IN INVESTMENT ACTIVITIES	(49,134)	(1,491,597)
10	NET INCREASE (DECREASE) IN CASH AND SHORT-TERM INVESTMENTS	1,917,055	(1,158,783)
11	CASH AND SHORT-TERM INVESTMENTS AT THE BEGINNING OF PERIOD	1,462,554	2,449,917
12	CASH AND SHORT-TERM INVESTMENTS AT THE END OF PERIOD	3,379,609	1,291,134

CONSOLIDATED FINANCIAL STATEMENT
BREAKDOWN OF MAIN CONCEPTS
(Thousands of Pesos)
REF C	CONCEPTS	QUARTER OF PRESENT FINANCIAL YEAR	QUARTER OF PREVIOUS FINANCIAL YEAR
		Amount	Amount
2	+ (-) ITEMS ADDED TO INCOME WHICH DO NOT REQUIRE CASH USAGE	1,457,765	1,445,552
13	DEPRECIATION AND AMORTIZATION FOR THE YEAR	1,622,509	1,446,414
14	+ (-) NET INCREASE (DECREASE) IN PENSIONS FUND AND SENIORITY PREMIUMS	192,429	174,161
15	+ (-) NET LOSS (PROFIT) IN MONEY EXCHANGE	-	-
16	+ (-) NET LOSS (PROFIT) IN ASSETS AND LIABILITIES ACTUALIZATION	-	-
17	+ (-) OTHER ITEMS	-	-
40	+ (-) ITEMS ADDED TO INCOME WHICH DO NOT REQUIRE CASH USAGE	(357,173)	(175,023)

4	CASH FLOW FROM CHANGE IN WORKING CAPITAL	(443,430)	(575,372)
18	+ (-) DECREASE (INCREASE) IN ACCOUNT RECEIVABLE	(307,291)	(274,681)
19	+ (-) DECREASE (INCREASE) IN INVENTORIES	(176,287)	145,814
20	+ (-) DECREASE (INCREASE) IN OTHER ACCOUNT RECEIVABLE	(297,111)	(409,386)
21	+ (-) INCREASE (DECREASE) IN SUPPLIER ACCOUNT	134,837	(331,933)
22	+ (-) INCREASE (DECREASE) IN OTHER LIABILITIES	202,422	294,814

6	CASH FLOW FROM EXTERNAL FINANCING	1,189,120	(36,330)
23	+ SHORT-TERM BANK AND STOCK MARKET FINANCING	1,213,628	1,362,584
24	+ LONG-TERM BANK AND STOCK MARKET FINANCING	5,244,470	4,207,452
25	+ DIVIDEND RECEIVED	-	-
26	+ OTHER FINANCING	-	-
27	(-) BANK FINANCING AMORTIZATION	(5,268,978)	(5,606,366)
28	(-) STOCK MARKET AMORTIZATION	-	-
29	(-) OTHER FINANCING AMORTIZATION	-	-

7	CASH FLOW FROM INTERNAL FINANCING	(173,059)	(246,908)
30	+ (-) INCREASE (DECREASE) IN CAPITAL STOCKS	-	-
31	(-) DIVIDENDS PAID	(173,059)	(246,908)
32	+ PREMIUM ON SALE OF SHARES	-	-
33	+ CONTRIBUTION FOR FUTURE CAPITAL INCREASES	-	-

9	CASH FLOW GENERATED (UTILIZED) IN INVESTMENT ACTIVITIES	(49,134)	(1,491,597)
34	+ (-) DECREASE (INCREASE) IN STOCK INVESTMENTS OF A PERMANENT NATURE	-	-
35	(-) ACQUISITION OF PROPERTY, PLANT AND EQUIPMENT	(770,046)	(1,317,831)
36	(-) INCREASE IN CONSTRUCTIONS IN PROGRESS	-	-
37	+ SALE OF OTHER PERMANENT INVESTMENTS	-	-
38	+ SALE OF TANGIBLE FIXED ASSETS	17,660	38,652
39	+ (-) OTHER ITEMS	703,252	(212,418)

RATIOS
CONSOLIDATED
REF P	CONCEPTS	QUARTER OF PRESENT FINANCIAL YEAR		QUARTER OF PREVIOUS FINANCIAL YEAR
	YIELD
1	NET INCOME TO NET SALES	(0.33)%		(1.31)%
2	NET INCOME TO STOCK HOLDERS' EQUITY (**)	(6.58)%		(8.50)%
3	NET INCOME TO TOTAL ASSETS (**)	(0.63)%		(0.99)%
4	CASH DIVIDENDS TO PREVIOUS YEAR NET INCOME	-%		-%
5	INCOME DUE TO MONETARY POSITION TO NET INCOME	(741.52)%		(138.66)%

	ACTIVITY
6	NET SALES TO NET ASSETS (**)	0.81	times	0.81	times
7	NET SALES TO FIXED ASSETS (**)	1.43	times	1.30	times
8	INVENTORIES ROTATION (**)	4.75	times	4.67	times
9	ACCOUNTS RECEIVABLE IN DAYS OF SALES	29.00	days	30.00	days
10	PAID INTEREST TO TOTAL LIABILITIES WITH COST (**)	12.13%		11.77%

	LEVERAGE
11	TOTAL LIABILITIES TO TOTAL ASSETS	74.82%		72.03%
12	TOTAL LIABILITIES TO STOCK HOLDERS' EQUITY	2.97	times	2.58	times
13	FOREIGN CURRENCY LIABILITIES TO TOTAL LIABILITIES	69.42%		49.92%
14	LONG-TERM LIABILITIES TO FIXED ASSETS	77.49%		54.08%
15	OPERATING INCOME TO INTEREST PAID	0.79	times	1.00	times
16	NET SALES TO TOTAL LIABILITIES (**)	1.08	times	1.12	times

	LIQUIDITY
17	CURRENT ASSETS TO CURRENT LIABILITIES	1.40	times	0.90	times
18	CURRENT ASSETS LESS INVENTORY TO CURRENT LIABILITIES	0.91	times	0.52	times
19	CURRENTS ASSETS TO TOTAL LIABILITIES	0.47	times	0.41	times
20	AVAILABLE ASSETS TO CURRENT LIABILITIES	41.47%		12.45%

	CASH FLOW
21	CASH FLOW FROM NET INCOME TO NET SALES	7.12%		6.16%
22	CASH FLOW FROM CHANGES IN WORKING CAPITAL TO NET SALES	(2.27)%		(2.97)%
23	CASH GENERATED (USED) IN OPERATING TO INTEREST PAID	0.60	times	0.43	times
24	EXTERNAL FINANCING TO CASH GENERATED (USED) IN FINANCING	117.03%		12.83%
25	INTERNAL FINANCING TO CASH GENERATED (USED) IN FINANCING	(17.03)%		87.17%
26	ACQUISITION OF PROPERTY, PLANT AND EQUIPMENT TO CASH GENERATED (USED) IN INVESTMENT ACTIVITIES	1,567.24%		88.35%

DATA PER SHARE
CONSOLIDATED FINANCIAL STATEMENT
REF P	CONCEPTS	QUARTER OF PRESENT FINANCIAL YEAR		QUARTER OF PREVIOUS FINANCIAL YEAR
		Amount		Amount
1	BASIC PROFIT PER ORDINARY SHARE (**)	$ (1.17)		$ (1.72)
2	BASIC PROFIT PER PREFERENT SHARE (**)	$ -		$ -
3	DILUTED PROFIT PER ORDINARY SHARE (**)	$ -		$ -
4	CONTINUOUS OPERATING PROFIT PER COMMON SHARE(**)	$ (67.03)		$ (131.38)
5	EFFECT OF DISCONTINUOUS OPERATING ON CONTINUOUS OPERATING PROFIT PER SHARE (**)	$ -		$ 25.67
6	EFFECT OF EXTRAORDINARY PROFIT AND LOSS ON CONTINUOUS OPERATING PROFIT PER SHARE (**)	$ -		$ -
7	EFFECT BY CHANGES IN ACCOUNTING POLICIES ON CONTINUOUS OPERATING PROFIT PER SHARE (**)	$ -		$ -
8	CARRYING VALUE PER SHARE	$ 17.84		$ 20.21
9	CASH DIVIDEND ACCUMULATED PER SHARE	$ 0.30		$ 0.36
10	DIVIDEND IN SHARES PER SHARE	-	shares	-	shares
11	MARKET PRICE TO CARRYING VALUE	0.62	times	0.43	times
12	MARKET PRICE TO BASIC PROFIT PER ORDINARY SHARE (**)	(9.42)	times	(5.02)	times
13	MARKET PRICE TO BASIC PROFIT PER PREFERENT SHARE (**)	-	times	-	times

CREDITS BREAKDOWN
(Thousands of Pesos)
			DENOMINATED IN PESOS		AMORTIZATION OF CREDITS IN FOREIGN CURRENCY
CREDIT / TYPE / INSTITUTION	AMORT. DATE	INTER. RATE	UNTIL 1 YEAR	MORE THAN 1 YEAR	CURRENT YEAR	UNTIL 1 YEAR	UNTIL 2 YEARS	UNTIL 3 YEARS	UNTIL 4 YEARS	UNTIL 5 YEARS
BANKS
FOREIGN TRADE
CITIBANK N.A.	50/32/2005	3.63	-	-	34,165	-	-	-	-	-
CITIBANK N.A.	29/10/2004	3.84	-	-	34,165	-	-	-	-	-
CITIBANK N.A.	22/11/2004	3.48	-	-	11,388	-	-	-	-	-
CITIBANK N.A.	41/22/2004	4.23	-	-	11,047	-	-	-	-	-
CITIBANK N.A.	24/11/2004	3.48	-	-	112,745	-	-	-	-	-
CITIBANK N.A.	24/11/2004	3.52	-	-	227,768	-	-	-	-	-
HYPO VEREISBANK	26/07/2007	2.68	-	-	-	1,223	1,223	1,222	-	-
HYPO VEREISBANK	26/05/2006	1.98	-	-	-	2,403	2,402	-	-	-
TORONTO DOMINION	50/12/2008	1.47	-	-	-	6,422	6,422	6,422	3,211	-
CONACYT	13/10/2005	4.35	5,913	2,958	-	-	-	-	-	-
CITIBANK N.A.	20/22/2005	4.19	-	-	22,777	-	-	-	-	-
HYPO VEREISBANK	27/12/2004	2.10	-	-	-	1,316	-	-	-	-
UNSECURED DEBT
SANTANDER-SERFIN	28/02/2006	8.75	23,066	9,611	-	-	-	-	-	-
SANTANDER-SERFIN	28/02/2006	8.75	12,420	5,176	-	-	-	-	-	-
CITIBANK N.A.	20/32/2005	4.23	-	-	22,777	-	-	-	-	-
SCOTIABANK	30/22/2005	4.13	-	-	3,532	-	-	-	-	-
SCOTIABANK	50/42/2005	4.13	-	-	573	-	-	-	-	-
SCOTIABANK	13/05/2005	4.15	-	-	2,307	-	-	-	-	-
SCOTIABANK	15/06/2005	4.35	-	-	4,088	-	-	-	-	-
SCOTIABANK	80/62/2005	3.28	-	-	2,049	-	-	-	-	-
CITIBANK N.A.	91/22/2004	3.68	-	-	2,847	-	-	-	-	-
CITIBANK N.A.	20/82/2005	3.63	-	-	2,847	-	-	-	-	-
SCOTIABANK	11/07/2005	3.59	-	-	1,758	-	-	-	-	-
SCOTIABANK	12/07/2005	3.73	-	-	-	-	499	-	-	-
SCOTIABANK	13/02/2005	2.85	-	-	18,221	-	-	-	-	-
CITIBANK N.A.	14/11/2004	3.34	-	-	4,441	-	-	-	-	-
CITIBANK N.A.	15/12/2004	3.68	-	-	11,388	-	-	-	-	-
CITIBANK N.A.	14/01/2005	3.45	-	-	6,264	-	-	-	-	-
CITIBANK N.A.	15/03/2005	3.70	-	-	2,278	-	-	-	-	-
CITIBANK N.A.	15/02/2005	3.70	-	-	3,417	-	-	-	-	-
Industrial	28/07/2009	4.20	-	-	-	13,666	13,666	13,666	13,666	13,835
COMERICA	15/06/2005	4.01	-	-	115,308	-	-	-	-	-
CALIFORNIA COMMERCE BANK	15/02/2005	4.41	-	-	227,768	-	-	-	-	-
BANORTE	11/10/2004	3.71	-	-	55,803	-	-	-	-	-
BBVA BANCOMER	20/62/2006	4.44	-	-	-	125,267	68,046	-	-	-
BANCO DE BOGOTA	30/12/2005	3.25	-	-	6,307	-	-	-	-	-
CITIBANK	26/12/2004	12.70	-	-	39,859	-	-	-	-	-
BANCO DE CASTILLA	51/02/2004	3.20	-	-	5,564	-	-	-	-	-
BANCO PASTOR (1)	19/10/2004	3.40	-	-	12,719	-	-	-	-	-
CAJA DUERO	25/10/2004	3.00	-	-	3,792	-	-	-	-	-
CAIXA NOVA	29/07/2005	3.00	-	-	8,009	-	-	-	-	-
CAJA ESPANA	29/07/2006	3.02	-	-	7,917	-	-	-	-	-
BANCAJA	15/07/2005	3.15	-	-	10,494	-	-	-	-	-
BANESTO	29/04/2005	3.00	-	-	10,095	-	-	-	-	-
BANCO PASTOR	26/11/2004	4.25	-	-	9,499	-	-	-	-	-
BANCO HERRERO	13/09/2005	3.25	-	-	6,685	-	-	-	-	-
BCO.POPULAR ESPANOL	21/06/2005	3.25	-	-	8,461	-	-	-	-	-
BANKINTER	26/06/2005	3.13	-	-	3,784	-	-	-	-	-
BANCO BILBAO VIZCAYA	22/11/2004	3.25	-	-	5,669	-	-	-	-	-
LA CAIXA	30/11/2004	3.09	-	-	4,215	-	-	-	-	-
BANCO ZARAGOZANO	29/01/2005	2.92	-	-	4,173	-	-	-	-	-
CAJA MADRID	21/06/2005	3.00	-	-	-	-	8,685	-	-	-
Banco Comercial Portugues-	70/62/2005	4.16	-	-	-	-	249	-	-	-
Banco Comercial Portugues-	70/62/2005	4.16	-	-	-	-	263	-	-	-
BANCO ATLANTICO	70/12/2005	3.41	-	-	-	-	9,680	-	-	-
BANCO NACIONAL DE CREDITO IN	23/09/2004	3.41	-	-	-	-	12,295	-	-	-
BANCO PORTUGUES DE INVESTIME	25/11/2004	3.66	-	-	2,883	-	-	-	-	-
Banorte	22/10/2004	4.59	-	-	56,942	-	-	-	-	-
CITIBANK N.A.	27/03/2006	4.12	-	-	-	10,250	5,694	-	-	-
COMERICA BANK	27/03/2006	4.12	-	-	-	189,617	105,343	-	-	-
BANCOMEXT	27/03/2006	4.12	-	-	-	102,496	56,942	-	-	-
WACHOVIA	27/03/2006	4.12	-	-	-	76,872	42,707	-	-	-
CAIXANOVA	27/03/2006	4.12	-	-	-	30,760	17,071	-	-	-
CITIBANK N.A.	27/03/2008	4.95	-	-	-	5,125	8,541	11,958	6,833	-
COMERICA BANK	27/03/2008	4.95	-	-	-	44,836	74,719	104,602	59,778	-
BANCOMEXT	27/03/2008	4.95	-	-	-	34,165	56,942	79,719	45,554	-
CAIXANOVA	27/03/2008	4.95	-	-	-	8,541	14,236	19,930	11,388	-
BANK OF MONTREAL	27/03/2008	4.95	-	-	-	17,083	28,471	39,859	22,777	-
BANAMEX	27/03/2007	10.03	27,646	60,778	-	-	-	-	-	-
COMERICA BANK	27/03/2007	10.03	32,500	71,458	-	-	-	-	-	-
BANCOMEXT	27/03/2007	10.03	96,761	212,874	-	-	-	-	-	-
CAJA DUERO	20/06/2006	4.00	-	-	-	4,346	1,666	-	-	-
BCO.DE CASTILLA.LEASING	25/06/2007	3.45	-	-	-	126	126	221	-	-
CAJA MADRID	25/10/2007	2.77	-	-	-	5,639	5,639	5,639	1,056	-
CAJA ESPANA	17/06/2008	3.16	-	-	-	1,697	1,697	1,697	1,698	-
BANESTO	15/07/2008	3.50	-	-	-	5,471	5,471	5,471	9,077	-
BANCO PORTUGUES DE INVESTIME	25/07/2006	5.15	-	-	-	-	-	947	-	-
Banco Comercial Portugues-	25/12/2005	5.15	-	-	-	-	494	-	-	-
Banco Espiritu Santo	16/02/2006	5.65	-	-	-	-	296	-	-	-
Banco Espiritu Santo	30/11/2005	5.65	-	-	-	-	120	-	-	-
BANCO PORTUGUES DE INVESTIME	15/03/2006	5.15	-	-	-	-	4,104	-	-	-
BANCO PORTUGUES DE INVESTIME	30/07/2008	6.15	-	-	-	-	-	-	10,834	-
Banco Comercial Portugues-	25/12/2005	4.15	-	-	-	-	156	-	-	-
CAIXA NOVA	60/52/2008	2.95	-	-	-	2,545	2,545	2,545	5,017	-
SINDICADO TRANCHE A	20/42/2009	4.38	-	-	-	57,398	83,705	105,229	107,620	86,096
SINDICADO TRANCHE B	20/42/2007	3.63	-	-	-	-	-	261,933	-	-
SANTANDER-SERFIN	31/01/2006	8.75	17,739	7,398	-	-	-	-	-	-
BW Capital	20/42/2007	8.50	-	-	126,536	-	-	-	-	-
WITH WARRANTY
SCOTIABANK	12/28/2009	4.18	-	-	-	-	-	-	-	77,074
SCOTIABANK	2/28/2005	3.14	-	-	-	65,355	-	-	-	-
CITIBANK N.A.	9/28/2006	3.39	-	-	-	1,898	1,902	-	-	-
CITIBANK N.A.	8/28/2006	3.25	-	-	-	2,651	2,670	-	-	-
BANCO NACIONAL DE MEXICO, S.	9/4/2006	4.35	-	-	-	5,694	5,694	-	-	-
BANCO NACIONAL DE MEXICO, S.	9/4/2006	4.35	-	-	-	22,777	22,777	-	-	-
BANCO NACIONAL DE MEXICO, S.	9/4/2006	4.35	-	-	-	52,425	52,421	-	-	-
BANCO NACIONAL DE MEXICO, S.	9/4/2006	4.35	-	-	-	7,592	7,596	-	-	-
BANCO PASTOR	2/28/2008	3.30	-	-	-	3,922	3,922	3,922	1,962	-
BANCO DE CASTILLA	4/5/2008	4.00	-	-	-	8,617	3,257	3,257	4,067	-
INBURSA	12/31/2006	5.69	-	-	-	29,610	29,610	236,879	-	-
TOTAL BANKS			216,045	370,253	1,275,324	947,805	769,964	905,118	304,538	177,005
LISTED IN THE MEXICAN STACK EXCHANGE
UNSECURED DEBT
PUBLICO	7/29/2011	10.75	-	-	-	-	-	-	-	1,848,583
PUBLICO	9/24/2006	12.25	-	-	-	-	2,619,332	-	-	-
PUBLICO	6/30/2005	10.79	100,000	-	-	-	-	-	-	-
PUBLICO	3/23/2005	10.73	50,000	-	-	-	-	-	-	-
PUBLICO	11/19/2004	10.74	20,700	-	-	-	-	-	-	-
PUBLICO	7/1/2005	9.96	50,000	-	-	-	-	-	-	-
PUBLICO	4/28/2005	10.71	30,381	-	-	-	-	-	-	-
PUBLICO	6/30/2005	7.88	-	-	187,909	-	-	-	-	-
PUBLICO	4/8/2005	9.25	-	-	91,107	-	-	-	-	-
PUBLICO	10/12/2004	7.61	172,926	-	-	-	-	-	-	-
PUBLICO	6/7/2006	9.00	-	690,829	-	-	-	-	-	-
PUBLICO	10/12/2006	9.90	-	536,051	-	-	-	-	-	-
PUBLICO	5/15/2007	11.38	-	-	-	-	-	1,845,387	-	-
PUBLICO	10/2/2008	10.98	-	360,000	-	-	-	-	-	-
PUBLICO	12/22/2008	11.71	-	541,831	-	-	-	-	-	-
PUBLICO	2/5/2009	11.81	-	150,875	-	-	-	-	-	-
CREDIT SUISSE FIRST BOSTON	4/30/2009	11.50	-	-	-	-	-	-	-	480,467
PUBLICO	11/1/2013	11.75	-	-	-	-	-	-	-	2,544,254
TOTAL STOCK EXCHANGE			424,007	2,279,586	279,016	-	2,619,332	1,845,387	-	4,873,304

SUPPLIERS
PEMEX GAS Y PETROQUIMICA BAS			58,613	-	-	-	-	-	-	-
IXE BANCO, S.A.			33,007	-	-	-	-	-	-	-
MATERIAS PRIMAS DE LAMPAZOS			31,656	-	-	-	-	-	-	-
TRACTEBEL ENERGIA DE MONTERR			31,539	-	-	-	-	-	-	-
GAS INDUSTRIAL DE MONTERREY,			28,605	-	-	-	-	-	-	-
O. ENRIQUE HINOJOSA PENA AGE			25,600	-	-	-	-	-	-	-
EMPAQUES DE CARTON TITAN, S.			23,161	-	-	-	-	-	-	-
WEYERHAEUSER DE MEXICO, S.A.			21,562	-	-	-	-	-	-	-
IBM DE MEXICO, COM. Y SERVIC			20,276	-	-	-	-	-	-	-
EDS DE MEXICO, S. A. DE C. V			19,323	-	-	-	-	-	-	-
TFM S.A DE C.V.			19,089	-	-	-	-	-	-	-
MATERIAS PRIMAS MONTERREY, S			19,007	-	-	-	-	-	-	-
CARTONPACK, S.A. DE C.V.			17,679	-	-	-	-	-	-	-
INGENIERIA EN EMPAQUE ARVISA			15,830	-	-	-	-	-	-	-
RTS EMPAQUES S. DE RL. DE C.			15,116	-	-	-	-	-	-	-
RISOUL Y CIA, S. A. DE C. V.			14,722	-	-	-	-	-	-	-
FERROSUR, S.A. DE C.V.			14,550	-	-	-	-	-	-	-
SMURFIT CARTON Y PAPEL DE ME			14,106	-	-	-	-	-	-	-
VENTAS Y DISTRIBUCIONES S.A.			11,675	-	-	-	-	-	-	-
FERRO MEXICANA, S.A. DE C.V.			10,823	-	-	-	-	-	-	-
MATERIAS PRIMAS MINERALES DE			9,005	-	-	-	-	-	-	-
INTERGLASS, S. A. DE C. V.			8,909	-	-	-	-	-	-	-
EMPAQUES DE CARTON TITAN, S.			8,171	-	-	-	-	-	-	-
ENVASES Y EMPAQUES DE MEXICO			8,024	-	-	-	-	-	-	-
MATERIAS PRIMAS MINERALES DE			7,842	-	-	-	-	-	-	-
FERRETERIA MODELO S.A. DE C.			7,710	-	-	-	-	-	-	-
RODAMIENTOS Y ACCESORIOS, S.			7,604	-	-	-	-	-	-	-
IMPULSORA DE MERCADOS DE MEX			7,442	-	-	-	-	-	-	-
AMERICAN NATURAL SODA ASH CO			-	-	112,707	-	-	-	-	-
UNION PACIFIC RAILROAD CO.			-	-	55,470	-	-	-	-	-
SOLUTIA, INC.			-	-	37,865	-	-	-	-	-
MONOFRAX INC.			-	-	37,578	-	-	-	-	-
PILKINGTON BROTHER LTD			-	-	24,447	-	-	-	-	-
BASF MEXICANA, S.A. DE C.V.			-	-	16,528	-	-	-	-	-
SMURFIT CARTON Y PAPEL DE ME			-	-	14,744	-	-	-	-	-
LAMTEC CORPORATION			-	-	14,119	-	-	-	-	-
ATOFINA CHEMICALS, INC.			-	-	13,924	-	-	-	-	-
FORD MOTOR COMPANY			-	-	13,531	-	-	-	-	-
DOVEBID INC.			-	-	12,815	-	-	-	-	-
LIBBEY GLASS INC			-	-	12,812	-	-	-	-	-
PHILLIPS 66 COMPANY			-	-	12,320	-	-	-	-	-
SOLUTIA MEXICO S. DE R.L. DE			-	-	10,243	-	-	-	-	-
LIBBEY OWENS FORD CO.			-	-	8,560	-	-	-	-	-
ULTRA TRANSPORT, INC.			-	-	8,499	-	-	-	-	-
PPG INDUSTRIES, INC.			-	-	8,294	-	-	-	-	-
U.S. BORAX			-	-	8,188	-	-	-	-	-
OTROS			500,863	-	800,819	-	-	-	-	-
TOTAL SUPPLIERS			1,011,509	-	1,223,463	-	-	-	-	-

OTHER LIABILITIES			1,039,626	-	1,516,164	-	-	-	-	-
OTHER CURRENT LIABILITIES AND OTHER CREDITS			1,039,626	-	1,516,164	-	-	-	-	-

T O T A L			2,691,187	2,649,839	4,293,967	947,805	3,389,296	2,750,505	304,538	5,050,309

INTEGRATION AND INCOME CALCULATION BY MONETARY POSITION (1)
(Thousands of Pesos)
MONTH	MONETARY ASSETS	MONETARY LIABILITIES	(ASSET) LIABILITIES MONETARY POSITION	MONTHLY INFLATION	MONTHLY (PROFIT) AND LOSS

JANUARY	5,400,924	20,244,466	14,843,543	0.51	75,957
FEBRUARY	5,412,624	20,180,083	14,767,459	0.65	95,704
MARCH	5,277,354	20,097,166	14,819,812	0.40	59,419
APRIL	5,867,456	20,118,743	14,251,287	0.21	29,973
MAY	5,754,404	20,172,353	14,417,949	0.18	26,638
JUNE	5,562,928	20,299,418	14,736,489	0.05	6,767
JULY	5,917,449	20,646,767	14,729,319	0.05	7,194
AUGUST	5,965,067	20,779,362	14,814,295	0.59	87,948
SEPTEMBER	5,983,672	20,736,975	14,753,303	0.59	86,508
OCTOBER	-	-	-	-	-
NOVEMBER	-	-	-	-	-
DECEMBER	-	-	-	-	-

ACTUALIZATION	-	-	-	-	-
CAPITALIZATION	-	-	-	-	-
FOREIGN CORP.	-	-	-	-	-
OTHER	-	-	-	-	-

TOTAL					476,108